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                                                                   EXHIBIT 10.24


                            INDEMNIFICATION AGREEMENT


     This INDEMNIFICATION AGREEMENT (this "Agreement"), dated as of [__________, 2000], by and between CORE LABORATORIES N.V., a Netherlands public limited liability company (the "Company"), and the persons set forth on the signature page hereto under the heading "INDEMNITEE" (each an "Indemnitee" and collectively, the "Indemnitees"),

                                   WITNESSETH:

     WHEREAS, highly competent persons are becoming more reluctant to serve corporations as directors, officers, agents, fiduciaries or in other capacities unless such persons are provided with adequate protection through insurance and adequate indemnification against inordinate risks of claims and actions against such persons arising out of such persons' service to and activities on behalf of such corporations;

     WHEREAS, the Company desires that the Indemnitees provide services to the Company and believes that by providing such services Indemnitees will benefit the Company directly;

     WHEREAS, as a condition precedent to providing such services to the Company the Indemnitees are requiring that the Company enter into this Agreement with the Indemnitees to provide for the indemnification of, and the advancement of certain expenses to, such Indemnitees to cover certain liabilities and expenses that may be incurred by the Indemnitees in connection with each such Indemnitees' service to and activities on behalf of the Company; and

     WHEREAS, in order to induce the Indemnitees to provide services to the Company, the Company has deemed it to be in its best interest to enter into this Agreement with the Indemnitees;

     NOW, THEREFORE, in consideration of each such Indemnitee agreement to provide services to the Company, the mutual premises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto stipulate and agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     SECTION 1.01 "Affiliate" shall mean any corporation, general partnership, limited partnership, limited liability company, joint venture, trust, or other enterprise (i) in which the Company owns, either directly or indirectly, fifty percent (50%) or more of the outstanding voting capital stock or other equity interest or (ii) over which the Company, either directly or indirectly, exercises, or has the ability to exercise, control or dominion, including, without limitation, serving as general partner of a partnership and a manager or member, or both, of a limited liability company.



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     SECTION 1.02 "Agreement" shall have the meaning set forth in the Preamble hereto.

     SECTION 1.03 "Applicable Law" means (a) any United States Federal, state, local or foreign law, statute, rule, regulation, order, writ, injunction, judgment, decree or permit of any Governmental Authority and (b) any rule or listing requirement of any applicable national stock exchange or listing requirement of any national stock exchange or Commission recognized trading market on which securities issued by the Company are listed or quoted.

     SECTION 1.04 "Board" means the Board of Supervisory Directors of the
Company.

     SECTION 1.05 "Change in Control" shall have occurred if (i) an event occurs, in respect of the Company, that the Company would be required to report in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any successor schedule or form to said Schedule 14A) promulgated under the Exchange Act, whether or not the Company is then subject to such reporting requirement; (ii) any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company's then outstanding securities without the prior approval of at least two-thirds of the Directors in office immediately prior to such person attaining such percentage ownership interest; (iii) there occurs a proxy contest the result of which is that the Directors in office immediately prior to any shareholder action relating to such proxy contest constitute less than a majority of the Directors immediately thereafter; (iv) during any period of two consecutive years, other than as a result of an event described in clause (iii) of this definition, individuals who at the beginning of such period constituted the Board (or who were subsequently elected with approval of at least two-thirds of the Directors still in office who were Directors at the beginning of such period) cease for any reason to constitute at least a majority of the Directors; or (v) the stockholders of the Company approve (x) a merger or consolidation of the Company with any other person (other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent, either by remaining outstanding or by being converted into voting securities of the surviving entity, at least 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation),
(y) a plan of complete liquidation of the Company or (z) an agreement or agreements for the sale or disposition, in a single transaction or a series of related transactions, by the Company of all or substantially all of its property and assets. Notwithstanding the foregoing, events otherwise constituting a Change in Control in accordance with clauses (i), (ii) or (v) above shall not constitute a Change in Control if such events are approved, recommended or supported by two-thirds of the Directors in actions taken prior to, and with respect to, such events.

     SECTION 1.06 "Commission" shall mean the United States Securities and Exchange Commission.

     SECTION 1.07 "Company" shall have the meaning set forth in the Preamble hereto.

     SECTION 1.08 "Director" or "Directors" means a member of the Board.

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     SECTION 1.09 "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

     SECTION 1.10 "Indemnitee" or "Indemnitees" shall have the meaning set forth in the Preamble hereto.

     SECTION 1.11 "Person" means any individual, firm, partnership, corporation, limited liability company, association, joint-stock company, unincorporated organization, joint venture, trust, court, governmental agency or any political subdivision thereof, or any other entity.

     SECTION 1.12 "Securities Act" shall mean the Securities Act of 1933, as amended and the rules and regulations of the Commission promulgated thereunder.

                                   ARTICLE II
                                 INDEMNIFICATION

     To the full extent permitted by law, the Company agrees to indemnify and hold each such Indemnitee harmless:

     (a) from and against any and all losses, liabilities, including liabilities under the Federal securities laws, claims, damages and expenses whatsoever arising out of (i) any event or occurrence related to the fact that such Indemnitee is or was a director, officer, employee, agent or fiduciary of the Company or an Affiliate of the Company, or both, or is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of another Person or by reason of any action or inaction on the part of such Indemnitee while serving in such capacity and (ii) any untrue statement or alleged untrue statement of a material fact contained in a registration statement filed under the Securities Act, including the information deemed to be part of a registration statement pursuant to Rule 430A(b) under the Securities Act, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any prospectus, preliminary or otherwise (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and

     (b) from and against any and all expenses whatsoever (including fees and expenses of counsel selected as provided herein), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any event, occurrence, action or inaction, untrue statement or omission, or any alleged untrue statement or omission, described in clause (a) above to the extent that such expenses are not paid under clause (a) above.

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                                   ARTICLE III
                            INDEMNIFICATION OF ESTATE

     If an Indemnitee is entitled to indemnification pursuant to the terms hereof, and such Indemnitee is deceased, the Company shall indemnify such Indemnitee's estate and such Indemnitee's spouse, heirs, administrators, and executors against, and the Company shall, and does hereby agree to, assume any and all expenses (including attorneys' fees), penalties and fines actually incurred by or for such Indemnitee or such Indemnitee's estate in connection with the investigation, defense, settlement or appeal of any such action, suit or proceeding. Further, when requested in writing by the spouse of such Indemnitee or the heirs, executors or administrators of such Indemnitee's estate, or all of them, the Company shall provide appropriate evidence of this Agreement to indemnify such Indemnitee against and to assume such costs, liabilities, and expenses.

                                   ARTICLE IV
                             PARTIAL INDEMNIFICATION

     If the Company or an Affiliate of the Company becomes obligated to indemnify an Indemnitee under any provision of this Agreement for some or a portion of the expenses (including attorneys' fees), judgments, fines, or amounts paid in settlement actually incurred by or for such Indemnitee in the investigation, defense, appeal or settlement of such action, suit, or proceeding but not, however, for all of the total amount thereof, the Company or an Affiliate of the Company shall indemnify such Indemnitee against the portion thereof to which such Indemnitee is entitled.

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                                    ARTICLE V
                               PAYMENT OF CLAIMS;
                     DETERMINATION OF INDEMNIFICATION RIGHTS

     SECTION 5.01 DETERMINATION OF RIGHT TO INDEMNIFICATION. Anything contained elsewhere herein to the contrary notwithstanding, a determination as to whether an Indemnitee is entitled, partially or fully, to indemnification hereunder and the reasonableness of any amount sought by such Indemnitee shall be made by the Board pursuant to a vote by a majority of those Directors not a party to such action, suit or proceeding; provided, however, that if such a majority is unobtainable, the Board shall, pursuant to a vote by a majority of the independent Directors (as determined according to the rules and regulations of the New York Stock Exchange regarding independent directors in effect as of the date of such vote) appoint independent legal counsel (which counsel may be the outside counsel regularly employed by the Company), which counsel shall issue a written opinion stating whether such Indemnitee is entitled to indemnification as provided herein. The fees and expenses of counsel in connection with making said determination shall be paid by the Company and, if requested by such counsel, the Company shall give such counsel an appropriate written agreement with respect to the payment of its fees and expenses and such other matters as may be reasonably requested by counsel. The provisions of this Section 5.01 are intended to avoid dispute between the Company and the Indemnitees and to further secure such Indemnitees' rights hereunder and accordingly (i) a determination that an Indemnitee is entitled to indemnification shall be conclusive as against the Company; and (ii) a determination that an Indemnitee is not entitled to indemnification shall in no way limit such Indemnitee's rights to compel performance by the Company hereunder by appropriate legal proceedings pursuant to Section 5.03.

     SECTION 5.02 CLAIMS FOR INDEMNIFICATION. Indemnitees shall submit any and all claims for indemnification or requests for advances covered by this Agreement to the Company in writing. Such written claim or request shall contain sufficient information to reasonably inform the Company about the nature and extent of the indemnification or advance sought by such Indemnitee.

     SECTION 5.03 JUDICIAL REVIEW OF INDEMNIFICATION. Notwithstanding the provisions of Section 5.01, an Indemnitee may, either before or within two years after a determination regarding such Indemnitee's right to indemnification has been made pursuant to Section 5.01, petition a court of competent jurisdiction to determine whether such Indemnitee is entitled to indemnification pursuant to the provisions hereof, and such court shall thereupon have the exclusive authority to make such determination unless and until such court dismisses or otherwise terminates such action without having made such determination. Such court shall make an independent determination of whether such Indemnitee is entitled to indemnification pursuant to the terms hereof, and, if so, the extent of such indemnification. If such court shall determine that such Indemnitee is entitled to indemnification hereunder as to any claim, issue, or matter involved in the action, suit or proceeding with respect to which there has been no prior determination pursuant hereto or with respect to which there has been a prior determination pursuant hereto that Indemnitee was not entitled, or was only partially entitled, to indemnification hereunder, the Company shall pay all expenses (including reasonable attorneys' fees) actually incurred by such Indemnitee in connection with such judicial determination, as well as the amount of indemnification specified by such court (to the extent that

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such indemnification has not already been paid). The Company hereby submits to the non-exclusive jurisdiction of the state and federal courts of Texas and the courts of the Netherlands in any action or proceeding arising out of or relating to this Section 5.03.

                                   ARTICLE VI
               ADDITIONAL INDEMNIFICATION RIGHTS; NON EXCLUSIVITY

     SECTION 6.01 SCOPE. The Company hereby agrees to indemnify the Indemnitees to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company's Articles of Association or by statute. In the event of any change after the date hereof in any applicable law, statute or rule which expands the right of a Netherlands corporation to indemnify its or any of its Affiliate's directors, officers, agents or fiduciaries, it is the intent of the parties hereto that the Indemnitees shall enjoy by this Agreement the greater benefits afforded by such change. In the event of any change in any applicable law, statute or rule which narrows the right of a Netherlands corporation to indemnify its or any of its Affiliate's directors, officers, agents or fiduciaries, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder.

     SECTION 6.02 NON EXCLUSIVITY. The indemnification provided by this Agreement shall be in addition to any rights to which an Indemnitee may be entitled under the Company's Articles of Association, any agreement, any vote of the stockholders or independent Directors of the Company, the Applicable Law of The Netherlands or otherwise. The indemnification provided hereunder shall continue as to each such Indemnitee for any action taken or not taken while serving as a director, officer, employee, agent or fiduciary of the Company or while serving at the request of the Company as a director, officer, employee, agent, or fiduciary of another Person even though such Indemnitee may have ceased to serve in such capacity.

     SECTION 6.03 MUTUAL ACKNOWLEDGMENT. The Company and the Indemnitees acknowledge that insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, employees, agents and fiduciaries of the Company pursuant to this Agreement, or otherwise, the Company has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. The Indemnitees understand and acknowledge that in the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director or officer in the successful defense of any action, suit or proceeding) is asserted by such director or officer in connection with the capital stock or other equity interest of the Company or an Affiliate of the Company, or both, registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

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                                   ARTICLE VII
                                CHANGE IN CONTROL

     If a Change in Control has not occurred after the date hereof, the determination of the (i) rights of an Indemnitee to indemnification and payment of expenses under this Agreement and (ii) the evaluation of the reasonableness of amounts claimed by such Indemnitee shall be made in accordance with the provisions of Section 5.01 or in such other manner as may be required by applicable law. If a Change in Control has occurred after the date hereof, such determination and evaluation shall be made by a special independent counsel (which may be the outside counsel regularly employed by the Company) selected by such Indemnitee and approved by the Company, which approval shall not be unreasonably withheld.

                                  ARTICLE VIII
                                   SUBROGATION

     In the event the Company becomes obligated hereunder to indemnify any such Indemnitee, the Company shall be subrogated to all rights of recovery of such Indemnitee, who shall execute any and all documents, instruments and papers and take any and all actions as may be reasonably requested by the Company to implement such subrogation rights. The foregoing sentence notwithstanding, the Company shall be entitled to subrogation from such Indemnitee only to the extent necessary to recover payments made, if any, by the Company to or on behalf of such Indemnitee.

                                   ARTICLE IX
                    LIMITATION OF ACTIONS; RELEASE OF CLAIMS

     No legal action shall be brought and no cause of action shall be asserted by or on behalf of the Company, or any of its Affiliates, against an Indemnitee, or the spouse, heirs, executors, or administrators of such Indemnitee after the expiration of two years from the date such Indemnitee ceases (for any reason) to serve in any one or more of the capacities covered by this Agreement, and any claim or cause of action of the Company, or any of its Affiliates, shall be extinguished and deemed released unless such claim is asserted in a filing, properly made, with a court of competent jurisdiction within such two year period.

                                    ARTICLE X
                      LIMITATION OF INDEMNIFICATION RIGHTS

     The Company shall not be liable hereunder to make any payment in connection with any claim made against an Indemnitee:

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     (a) for which payment is actually made to such Indemnitee under a valid and collectible insurance policy, such insurance policy was provided by the Company on behalf of such Indemnitee or otherwise, except in respect of any excess of any claim over the amount received pursuant to such insurance policy;

     (b) for which such Indemnitee has already been indemnified by the Company or any of its Affiliates, otherwise than pursuant to this Agreement;

     (c) resulting from or arising out of or in connection with the knowingly fraudulent, deliberatively dishonest or willful misconduct of such Indemnitee; and

     (d) for which indemnification under this Agreement is determined, upon final adjudication by a court of competent jurisdiction, to be unlawful and violative of public policy.

                                   ARTICLE XI
                          PARTICIPATION BY THE COMPANY

     SECTION 11.01 PARTICIPATION. With respect to any such claim, action, suit, proceeding or investigation as to which an Indemnitee notifies the Company of the commencement thereof:

     (a) the Company will be entitled to participate therein at its own expense; and

     (b) except as otherwise provided below, to the extent that it may wish, the Company (jointly with any other indemnifying party similarly notified) will be entitled to assume the defense thereof, with counsel satisfactory to such Indemnitee. After receipt of notice from the Company to such Indemnitee of the Company's election so to assume the defense thereof, the Company will not be liable to such Indemnitee under this Agreement for any legal or other expenses subsequently incurred by such Indemnitee in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Such Indemnitee shall have the right to employ his own counsel in such action, suit, proceeding or investigation but the fees and expenses of such counsel incurred after receipt of notice from the Company of its assumption of the defense thereof shall be at the expense of such Indemnitee unless (i) the employment of counsel by such Indemnitee has been authorized by the Company,
(ii) such Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and such Indemnitee in the conduct of the defense of such action, or (iii) the Company shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel employed by such Indemnitee shall be subject to indemnification pursuant to the terms of this Agreement. The Company shall not be entitled to assume the defense of any action, suit, proceeding or investigation brought in the name of or on behalf of the Company or as to which such Indemnitee shall have made the conclusion provided for in (ii) above.

     SECTION 11.01 SETTLEMENTS WITHOUT CONSENT. The Company shall not be obligated to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any action or

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claim where such settlement effected without the Company's written consent, which consent shall not be unreasonably withheld. The Company shall not settle any action or claim in any manner which would impose any significant unindemnified penalty or limitation on an Indemnitee without such Indemnitee's written consent, which consent shall not be unreasonably withheld.

                                   ARTICLE XII
                                    ADVANCES

     SECTION 12.01 ADVANCES. In the event of any action, suit or proceeding, whether threatened or pending, to which Indemnitee is, or may become, a party or in which such Indemnitee is involved that may give rise to a right of indemnification hereunder, following written request to the Company by such Indemnitee, the Company shall promptly pay to such Indemnitee amounts to cover expenses reasonably incurred by such Indemnitee in such proceeding in advance of its final disposition. Such payments will be made upon the receipt by the Company of (a) a written undertaking executed by or on behalf of such Indemnitee providing that (i) Indemnitee will repay the advance if it shall ultimately be determined that such Indemnitee is not entitled to be indemnified by the Company as provided herein and (ii) such Indemnitee has complied with the terms and conditions of Section 13.02, and (b) evidence as to the amount of such expenses, provided that such evidence is deemed satisfactory to the Company.

     SECTION 12.02 REPAYMENT OF ADVANCES OR OTHER EXPENSES. The Indemnitees agree, severally and not jointly, that such Indemnitees shall reimburse the Company for all expenses paid by the Company in defending any civil, criminal, administrative or investigative action, suit or proceeding against such Indemnitees in the event and only to the extent that (i) it shall be determined pursuant to the provisions of this Agreement or by final judgment or other final adjudication under the provisions of any Applicable Law that Indemnitee is not entitled to be indemnified by the Company for such expenses or (ii) an Affiliate has also paid such expenses.

                                  ARTICLE XIII
                            OTHER RIGHTS AND REMEDIES

     SECTION 13.01 NO LIMITATION. Except as provided in Article X, any indemnification or advance payment of expenses made pursuant hereto shall be in addition to any other rights of indemnification to which an Indemnitee may be entitled under this Agreement, any provision of Applicable Law, the Articles of Association of the Company, or any other agreement, or pursuant to a vote of a majority of the independent Directors (as determined according to the rules and regulations of the New York Stock Exchange regarding independent directors in effect as of the date of such vote).

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     SECTION 13.02 OTHER AGREEMENTS. Notwithstanding anything to the contrary contained elsewhere herein, an Indemnitee shall not make, and the Company shall not be obligated to pay, any claim for indemnification or an advancement of expenses hereunder, or both, that is also covered, either partially or fully, by a governing instrument of, or an agreement by, an Affiliate or the Company. An Indemnitee need only give a single notice under Section 5.02 to the Company and need not make claim specifically against an Affiliate, and may look to the Company for the payment of amounts due hereunder, the purpose of this Section
13.02 being to establish the responsibility of the Company and its Affiliates as between themselves.

                                   ARTICLE XIV
                                    DURATION

     All agreements and obligations of the Company contained herein shall continue for so long as an Indemnitee is a director, officer, agent or fiduciary of the Company or its Affiliates and shall continue thereafter for so long as such Indemnitee shall be subject to any claim action, suit, proceeding or investigation covered by Article II, whether pending or threatened, and regardless of whether such claim, action, suit proceeding or investigation is of a civil, criminal, administrative or investigative nature.

                                   ARTICLE XV
                                     NOTICE

     Promptly after receipt by an Indemnitee of notice of the commencement of any action, suit or proceeding, such Indemnitee shall, if such Indemnitee anticipates or contemplates making a claim for expenses or an advance pursuant to the terms of this Agreement, notify the Company in writing of the commencement of such action, suit or proceeding; provided, however, that any delay in so notifying the Company shall not constitute a waiver or release by such Indemnitee of rights hereunder and that any omission by such Indemnitee to so notify the Company shall relieve the Company of any obligation that it may have to such Indemnitee hereunder.

                                   ARTICLE XVI
                                INTENT OF PARTIES

     The Company expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on the Company hereby in order to induce the Indemnitees to serve as a director, officer, or other employee of the Company and acknowledges that the Indemnitees are relying upon this Agreement in agreeing to serve in such capacity.

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                                  ARTICLE XVII
                           EFFECTIVENESS OF AGREEMENT

     This Agreement is effective for, and shall apply to, any claim that is asserted or threatened on or after the date any such Indemnitee was first employed by the Company or an Affiliate of the Company, as such date is set forth opposite each such Indemnitee's name on Schedule I hereto.

                                  ARTICLE XVIII
                                  MISCELLANEOUS

     SECTION 18.01 SEVERABILITY. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable under any Applicable Law, then such contravention or invalidity shall not invalidate the entire Agreement. Such provision shall be deemed to be modified to the extent necessary to render it legal, valid and enforceable, and if no such modification shall render it legal, valid and enforceable, then this Agreement shall be construed as if not containing the provision held to be invalid, and the rights and obligations of the parties shall be construed and enforced accordingly.

     SECTION 18.02 ENTIRE AGREEMENT. This Agreement, the documents expressly referred to herein including, but not limited to, the documents referred to in
Section 6.01, embody the complete agreement and understanding among the parties hereto and supersede and preempt any prior understandings, agreements or representations by or among the parties, written, oral or otherwise, which may have related to the subject matter hereof in any way.

     SECTION 18.03 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original, but all of which together shall constitute one and the same instrument.

     SECTION 18.04 HEADINGS. The headings used herein are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

     SECTION 18.05 USE OF CERTAIN TERMS. As used in this Agreement, the words "herein", "hereof", and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular paragraph, subparagraph, section, subsection, or other subdivision. Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

     SECTION 18.06 MODIFICATION; WAIVER; TERMINATION. No supplement, modification, or amendment, or termination of this Agreement shall be effective unless executed in writing by the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

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


     SECTION 18.07 NOTICES. All notices, requests, demands, and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand by certified U.S. mail, with proper postage and with return receipt requested or sent by a reputable overnight delivery service, cable, telegram, or facsimile transmission to the parties at the following addresses or at such other addresses as shall be specified by the parties by like notice:

     (a) if to an Indemnitee, to the address set forth opposite such Indemnitee's name on Schedule I hereto.

     (b) if to the Company, to

         Core Laboratories N.V.
         c/o Core Laboratories, Inc.
         5295 Hollister Road
         Attention: General Counsel
         Houston, Texas  77040
         Telephone: (713) 460-9600
         Facsimile No.: (713) 744-6225

Notice so given shall, in the case of notice so given by mail, be deemed to be given and received on the fourth calendar day after posting, in the case of notice so given by overnight delivery service, on the date of actual delivery and, in the case of notice so given by cable, telegram, facsimile transmission or personal delivery, as the case may be, upon receipt.

     SECTION 18.08 GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT UNDER, AND SHALL BE CONSTRUED, INTERPRETED AND GOVERNED BY AND ACCORDING TO, THE LAWS OF THE NETHERLANDS, EXCLUDING ANY CONFLICT OF LAWS PRINCIPLE WHICH, IF APPLIED, MIGHT PERMIT OR REQUIRE THE APPLICATION OF THE LAWS OF A DIFFERENT JURISDICTION.

     SECTION 18.09 SURVIVAL; CONTINUATION. The rights of an Indemnitee under this Agreement shall inure to the benefit of such Indemnitee, and the heirs, executors, administrators, personal representatives and assigns, of such Indemnitee and this Agreement shall be binding upon the Company, its successors and assigns. If the Company, in a single transaction or series of related transactions, sells, leases, exchanges, or otherwise disposes of all or substantially all of its property and assets, the Company shall, as a condition precedent to any such transaction, cause effective provision to be made so that the persons or entities acquiring such property and assets shall become bound by and replace the Company under this Agreement.

                 [REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the date first above written.


                                       CORE LABORATORIES N.V.

                                       BY: CORE LABORATORIES INTERNATIONAL B.V.,
                                           its Sole Managing Director


                                           By:
                                               ---------------------------------
                                               Jacobus Schoutern
                                               Managing Director


                                       INDEMNITEE



                                       By:
                                           -------------------------------------




                 [SIGNATURE PAGE TO INDEMNIFICATION AGREEMENT]

                                   SCHEDULE I

                                   INDEMNITEES


Indemnitees:

                                      -2-